UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

June 18, 2014

Date of Report (Date of earliest event reported)

TWO RIVER BANCORP

(Exact name of registrant as specified in its charter)

New Jersey	000-51889	20-3700861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

766 Shrewsbury Avenue, Tinton Falls, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

(732) 389-8722 Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 18, 2014, the Board of Directors of Two River Bancorp (the “Company”) approved an amendment to the Company’s Bylaws, which was made effective as of May 21, 2014. Pursuant to the amendment, if desired, in lieu of a single Vice Chairman of the Board the Company may appoint two Co-Vice Chairmen of the Board.

The Bylaw amendment referenced above is incorporated herein by reference to the exhibit to this current report. This summary description of that amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the amendment attached as an exhibit to this current report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1     Text of the Bylaw Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO RIVER BANCORP

Dated: June 18, 2014

	By:	/s/ A. Richard Abrahamian
A. Richard Abrahamian
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Text of Bylaw Amendment

3